UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2007
KREIDO BIOFUELS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-130606	20-3240178
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

1140 Avenida Acaso Camarillo, California (Address of principal executive offices)		93012 (Zip Code)
Registrant’s telephone number, including area code (805) 389-3499
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On February 28, 2007, Kreido Biofuels, Inc. issued a press release announcing that it has conducted an inquiry concerning the improper issuance of certain shares of its common stock without a restrictive legend in a private offering of company stock and warrants in January 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit
99.1	Press release of Kreido Biofuels, Inc. issued February 28, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

KREIDO BIOFUELS, INC.
Date: March 5, 2007	By:	/s/ Philip Lichtenberger
		Name:	Philip Lichtenberger
Its: Chief Financial Officer